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                                                                    EXHIBIT 32.2





                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-Q of Standard Management Corporation for the quarter ended September 30, 2003, I, Paul B. ("Pete") Pheffer, President and Chief Financial Officer of Standard Management Corporation, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:


                  (1)      such Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Standard Management Corporation.


November 14, 2003

       /s/ Paul B. ("Pete") Pheffer
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Paul B. ("Pete") Pheffer
President and Chief Financial Officer